Exhibit 10.1

NUVEL HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

As of August __, 2012

Mr. Jay Elliot
Chief Executive Officer
Nuvel, Inc.
315 University Avenue
Los Gatos, California 95030

1.	Subscription.

(a)
The undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of shares (the “Shares”) of the Company’s Series A preferred stock, par value $.001 per share (“Series A Preferred Stock”), with the powers, preferences, rights, qualifications, limitations and restrictions as set forth in the certificate of designations in the form of Exhibit A hereto (the “Certificate of Designations”), set forth on the signature page hereto from Nuvel, Inc., formerly known as Harmony Metals, Inc., a Florida corporation (the “Company”) for the purchase price of $0.70 per share in connection with the Company’s offering of up to $5,000,000 in Series A Preferred Stock together with the right to receive warrants for no additional consideration (the “Offering”), in the form of Exhibit B hereto, granting subscriber the right to purchase a number of shares of common stock, par value $.001 per share, of the Company (the “Common Stock”) equal to fifty percent (50%) of the number of shares of Common Stock into which the Shares are convertible (such warrants, the “Warrants;” together with the Series A Preferred Stock, the “Securities”).  The Warrants will have an initial exercise price equal to $0.80 per share and shall be exercisable for a five (5) year period.  In addition, the Shares and shares issuable upon exercise of the Warrants (the “Warrant Shares”) shall have the registration rights as provided in Section 4 hereof.

This Subscription Agreement (the “Subscription Agreement”) together with the Exhibits constitutes the “Offering Documents.”

This subscription is based solely upon the information provided in the Offering Documents and upon the Subscriber’s own investigation as to the merits and risks of this investment.  The Subscriber shall deliver herewith duly executed copies of the signature pages to the following documents: (i) the Subscription Agreement, and (ii) the Accredited Investor Questionnaire & Form W-9.

The Offering may be consummated at more than one closing to occur on a date as may be determined by the Company’s Board of Directors. Each such closing is referred to as a “Closing” and the date of each such Closing is referred to as the “Closing Date.”  A final Closing shall be held by the Company on or before March 31, 2013 (the “Final Closing Date”).  At each Closing with respect to the Shares subscribed for hereby and accepted by the Company, the Subscriber shall promptly deliver the subscription payments for the Shares to the Company and the Company shall promptly thereafter deliver to the Subscriber, the stock certificate for the Shares.  If the Company does not accept this subscription, in whole or in part, the Company will promptly refund to the Subscriber, without deduction therefrom, any subscription payment received from the Subscriber for the Shares, the subscription for which was not accepted by the Company.

(b)
Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the number of Shares from the Company set forth on the signature page hereof, and when this Agreement is accepted and executed by the Company, the Company agrees to issue such Shares to the Subscriber.  The subscription price is payable by wire transfer to “Nuvel, Inc.” pursuant to the following wire instructions.

WIRING INSTRUCTIONS

Account Name:	Nuvel Inc.
Bank:	__________________________
Address:	Los Gatos, CA 95032 USA
Checking:	__________________________
Domestic Routing #:	__________________________
International Routing #:	__________________________
SWIFT Code:	__________________________

2.
Subscriber Representations, Warranties and Agreements.  The Subscriber hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Subscriber in order to comply with federal and state securities laws):

(a)
In connection with this subscription, the Subscriber has read this Subscription Agreement and the other Offering Documents.  The Subscriber acknowledges that this Subscription Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities.  It being the responsibility of Subscriber (i) to determine what additional information he desires to obtain in evaluating this investment and (ii) to obtain such information from the Company.

(b)
THIS OFFERING IS LIMITED TO PERSONS WHO ARE “ACCREDITED INVESTORS,” AS THAT TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND WHO HAVE THE FINANCIAL MEANS AND THE BUSINESS, FINANCIAL AND INVESTMENT EXPERIENCE AND ACUMEN TO CONDUCT AN INVESTIGATION AS TO, AND TO EVALUATE, THE MERITS AND RISKS OF THIS INVESTMENT. THE SUBSCRIBER HEREBY REPRESENTS THAT HE HAS READ, IS FAMILIAR WITH AND UNDERSTANDS RULE 501 OF REGULATION D UNDER THE ACT.  THE SUBSCRIBER IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) OF REGULATION D.

(c)
The Subscriber has had full access to all the information which the Subscriber (or the Subscriber’s advisor) considers necessary or appropriate to make an informed decision with respect to the Subscriber’s investment in the Securities.  The Subscriber acknowledges that the Company has made available to the Subscriber and the Subscriber’s advisors the opportunity to examine and copy any contract, matter or information which the Subscriber considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligations, corporate books and records, budgets, business plans of and other matters relevant to the Company.  To the extent the Subscriber has not sought information regarding any particular matter, the Subscriber represents that he or she had and has no interest in doing so and that such matters are not material to the Subscriber in connection with this investment.  The Subscriber has accepted the responsibility for conducting the Subscriber’s own investigation and obtaining for itself such information as to the foregoing and all other subjects as the Subscriber deems relevant or appropriate in connection with this investment.  The Subscriber is not relying on any representation other than that contained herein.  The Subscriber acknowledges that no representation regarding projected financial performance or a projected rate of return has been made to it by any party.

(d)
The Subscriber understands that the offering of the Securities has not been registered under the Securities Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Securities Act and that, as a result, the Shares, as well as the securities issuable upon conversion of the Shares as set forth in the Certificate of Designations and the  securities issuable in connection with such securities (collectively, the “Conversion Securities”), will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144 as currently in effect, that the Shares or the Conversion Securities must be held until the latest of (i) at least one (1) year after the investment has been made (or indefinitely if the Subscriber is deemed an “affiliate” within the meaning of such rule), or (ii) January 6, 2013, unless the Shares or Conversion Securities are subsequently registered under the Securities Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available.  The Subscriber understands that the Company is under no obligation to register the Securities under the Securities Act or to register or qualify the Securities under any other applicable securities law, or to comply with any other exemption under the Securities Act or any other securities law, and that the Subscriber has no right to require such registration.  The Subscriber further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Subscriber herein and any other documents delivered by the Subscriber in connection with this subscription; that the Offering has not been reviewed by the Commission or by any foreign or state securities authorities; that the Subscriber’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Subscriber to provide at Subscriber’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

(e)
The Subscriber is empowered and duly authorized to enter into this Subscription Agreement which constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms; and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so.

(f)
The Subscriber has liquid assets sufficient to assure that the purchase price of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Subscriber will be able to provide for any foreseeable current needs and possible personal contingencies; the Subscriber is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

(g)
The information in any documents delivered by the Subscriber in connection with this subscription, including, but not limited to the Investor Questionnaire, is true, correct and complete in all respects as of the date hereof.  The Subscriber agrees promptly to notify the Company in writing of any change in such information after the date hereof.

(h)
The offering and sale of the Securities to the Subscriber were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

(i)
The Subscriber recognizes that an investment in the Securities involves significant risks, including the Risk Factors in the Confidential Private Placement Memorandum provided with this Subscription Agreement.  The Subscriber has read and understands such risks and that such risks, and others, can result in the loss of the Subscriber’s entire investment in the Securities.

(j)
The Subscriber is acquiring the Securities, as principal, for the Subscriber’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities.  The Subscriber has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long-term illiquid investment.

3.
Representations, Warranties and Covenants of the Company.  As a material inducement of the Subscribers to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to the Subscriber, as of the date hereof, as follows:

(a)
Organization and Standing.  The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Florida, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect on the Company.  “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States; (ii) any change, event, state of facts or development generally affecting the medical device industry; (iii) any change, event, state of facts or development arising from or relating to compliance with the terms of this Subscription Agreement; (iv) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions; (v) changes in laws or Generally Accepted Accounting Principles after date hereof or interpretation thereof; or (vi) any matter set forth in the Offering Documents or the Schedules or Exhibits thereto.

(b)
Subsidiaries.  Except for Nuvel, Inc., a Delaware corporation (“Nuvel”), as of the date herein, the Company does not own or control any subsidiaries. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(c)
Authority.  The execution, delivery and performance of this Subscription Agreement and the Offering Documents by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. Each of the documents contained in the Offering Documents has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d)
No Conflict.  The execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company.  This Subscription Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

(e)	Authorization. Issuance of the Securities to Subscriber has been duly authorized by all necessary corporate actions of the Company.

(f)
Litigation and Other Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company.  The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

(g)	Use of Proceeds. The proceeds of this Offering and sale of the Securities, net of payment of placement expenses, will be used by the Company for working capital and general corporate purposes.

(h)
Consents/Approvals.  No consents, filings (other than Federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made or will be made in a timely manner following the initial Closing.

(i)
No Commissions.  The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby other than those fees payable to the Placement Agent pursuant to that certain Placement Agent Agreement, dated February 1, 2010.

(j)
Capitalization. A capitalization table illustrating the authorized and outstanding capital stock of the Company as of the date hereof is attached as Schedule 3(j).  All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable.  As of the date hereof, except as disclosed in Schedule 3(j), and except for Securities issued in the Offering (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (iv) except for its obligations under Section 4 of this Agreement, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Act, (v) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Securities as described in this Subscription Agreement.  The Company has furnished to the Subscriber true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible or exchangeable into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.  Schedule 3(j) also lists all outstanding debt of the Company with sufficient detail acceptable to Subscriber.

(k)
Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct its businesses as now conducted.  The Company does not have any knowledge of any infringement by the Company of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

(l)
Disclosure. No representation or warranty by the Company in this Subscription Agreement, the Offering Documents, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Subscription Agreement or the Offering Documents: contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.  To the knowledge of the Company at the time of the execution of this Subscription Agreement and at each Closing, there is no information concerning the Company which has not heretofore been disclosed to the Subscribers that would have a Material Adverse Effect.

(m)
Title.  The Company has good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects.

(n)
Tax Status.  The Company has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects.  The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with generally accepted accounting principles (“GAAP”).

(o)
Compliance with Laws. The business of the Company has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

(p)
Restrictions on Business Activities.  There is no judgment, order, decree, writ or injunction binding upon the Company or any subsidiary or, to the knowledge of the Company or any subsidiary, threatened that has or could prohibit or impair the conduct of their respective businesses as currently conducted or any business practice of the Company or any subsidiary, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

(r)	Issuances. The Company’s common stock issuable upon conversion of the Shares and exercise of Warrants will be validly issued, fully paid and nonassessable.

(s)
USA PATRIOT Act and Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into Law October 26, 2001) (the “USA PATRIOT Act”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of the Company or any of its Subsidiaries with respect to the Money Laundering Laws or USA PATRIOT Act is pending or, to the best knowledge of the Company, threatened.

Section 4.          Registration Rights.

(a)	Registration Rights.

(i)
The Company shall file with the Commission a Form S-1 registration statement (the “Registration Statement”) (or such other form that it is eligible to use) in order to register all or such portion of the Registrable Securities (as hereinafter defined) as permitted by the Commission (provided that the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities) pursuant to Rule 415 for resale and distribution under the 1933 Act on or before the date which is two hundred ten (210) calendar days after the Final Closing Date, and use its best efforts to cause the Registration Statement to be declared effective. The Company will register not less than 100% of the shares of Common Stock underlying the Series A Preferred Stock (the “Purchased Shares”) and the Warrant Shares in the aforedescribed Registration Statement (the “Registrable Securities”).  In the event that the Company is required by the Commission to cutback the number of shares being registered in the Registration Statement pursuant to Rule 415, then the Company shall reduce the Registrable Securities pro rata, and unless otherwise directed in writing by the Subscriber as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities represented by Warrant Shares and second by

Registrable Securities represented by Purchased Shares.  Notwithstanding anything to the contrary contained in this Section 4, if the Company receives comments on the Registration statement from the Commission, and following discussions with and responses to the Commission, the Company is unable to cause the inclusion of all Registrable Securities in such Registration Statement without characterizing any Subscriber as an underwriter, then the Company may, (x) remove from the Registration Statement such Registrable Securities and/or (y) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; and

(ii)
the Company will pay all expenses associated with the registration, including, without limitation, filing and printing fees, accounting fees and expenses, costs, if any, associated with clearing the Registrable Securities for sale under applicable state securities laws.

(b)
Subscriber Information. Each Subscriber shall (A) furnish to the Company such information regarding itself, the Registrable Securities, other securities of the Company held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect and maintain the effectiveness of the Registration Statement, (B) execute such documents in connection with the Registration Statement as the Company may reasonably request and (C) immediately discontinue disposition of Registrable Securities pursuant to any registration statement upon notice from the Company of (x) the issuance of any stop order or other suspension of effectiveness of the Registration Statement by the Commission, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction by the applicable regulatory authorities or (y) the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) the failure of the prospectus included in the Registration Statement, as then in effect, to comply with the requirements of the Securities Act until the Subscriber’s receipt of a supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

(c)	Indemnification.

(i)
In the event any Registrable Securities are included in the Registration Statement under this Section 4, to the extent permitted by law, the Company will indemnify and hold harmless each of the Subscribers (including their officers, directors, members and partners), any underwriter (as defined in the Securities Act) for the Subscribers and each person, if any, who controls such Subscriber or underwriter within the meaning of the Securities Act or the Exchange Act (each a “Subscriber Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law (“Claims”), insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to the Subscriber Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim; provided, however, that the indemnity agreement contained in this Section 4 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to any Subscriber Indemnified Person for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Subscriber Indemnified Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Subscriber Indemnified Person and shall survive the transfer of the Registrable Securities by the Subscribers.

(ii)
In the event any Registrable Securities are included in the Registration Statement under this Section 4 to the extent permitted by law, each Subscriber shall, severally and not jointly, indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 4, the Company, each of its directors, each of its officers who signs the registration statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Securities Exchange Act  of 1934, as amended (the “Exchange Act”), (each, a “Company Indemnified Person”), against any Claim, insofar as such Claims arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in strict conformity with written information furnished to the Company by such Subscriber expressly for use in the Registration Statement; and, subject to Section 4, such Subscriber will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 4 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the indemnifying Subscriber, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Subscribers.

(iii)
Promptly after receipt by a Subscriber Indemnified Person or Company Indemnified Person (each, an “Indemnified Person”) under this Section 4 of notice of a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall, by giving written notice to the Indemnified Party within fifteen days after the Indemnified Party has given notice of the Claim, have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Subscriber Indemnified Person or Company Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In the case of any Company Indemnified Person, legal counsel referred to in the proviso of the immediately preceding sentence shall be selected by the holders holding at least a majority in interest of the Registrable Securities included in the registration statement to which the Claim relates. The Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Person that relates to such action or Claim. The indemnifying party shall keep the Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a full and general release from all liability in respect to such Claim or litigation, and such settlement (a) shall provide for the payment by the Indemnifying Party of money as sole relief for the claimant, (b) shall not include any finding or admission as to fault on the part of the Indemnified Person and (c) shall have no effect on any other claims that may be made against the Indemnified Party.

Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 4, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

5.
Legends.  The Subscriber understands and agrees that the Company will cause any necessary legends to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

6.	General Provisions.

(a)
Confidentiality.  The Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Subscriber; provided, however, that a Subscriber may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto, (ii) if such information becomes generally available to the public through no fault of the Subscriber, or (iii) if such disclosure is required by applicable law or judicial order.

(b)
Successors.  The covenants, representations and warranties contained in this Subscription Agreement shall be binding on the Subscriber’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.  The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

(c)	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(d)
Execution by Facsimile.  Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(e)
Governing Law and Jurisdiction.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions.  Any legal action or proceeding arising out of or relating to this Subscription Agreement and/or the Offering Documents may be instituted in the courts of the State of New York sitting in New York County or in the United States of America for the Southern District of New York, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding.  Subscriber hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and/or the Offering Documents and brought in any such court, any claim that Subscriber is not subject personally to the jurisdiction of the above named courts, that Subscriber’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper

(f)	(i)
Indemnification Generally.  The Company, on the one hand, and the Subscriber, on the other hand (for the purpose of this Section 6(f) only, each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.  Notwithstanding any provision herein to the contrary, the indemnification obligation of any Subscriber shall be limited to the investment amount in the Shares purchased by said Subscriber, except to the extent that such indemnification obligation relates to a breach of Section 2(b).

(ii)
Indemnification Procedures.  Each person entitled to indemnification under this Section 6 (for the purpose of this Section 6(f) only, an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 6 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party.  Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below.  In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

g.
Notices.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)    if to the Issuer:

Nuvel Holdings, Inc.
315 University Avenue
Los Gatos, California 95030
Tel.: (408) 899-5981
Facsimile: _______________

(ii)	if to the Subscriber to the address set forth next to its name on the signature page hereto.

h.
Entire Agreement.  This Subscription Agreement (including the Exhibits attached hereto) and other Offering Documents delivered at  a Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between or among the parties with respect to such subject matter.  The Exhibits constitute a part hereof as though set forth in full above.

i.
Amendment; Waiver.  This Subscription Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the holders of not less than a majority of theShares.  No failure to exercise, and no delay in exercising, any right, power or privilege under this Subscription Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege.  No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties.  No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.  The rights and remedies of the parties under this Subscription Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

j.
No Impairment.  At all times after the date hereof, the Company will not take or permit any action, or cause or permit any subsidiary to take or permit any action that materially impairs or adversely affects the rights of the Subscribers under the this Agreement or any of the other Offering Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the date first written above.

NUVEL HOLDINGS, INC.

By: /s/    Jay Elliot
Name:     Jay Elliot
Title:       Chief Executive Officer

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED $_____________________________

NAME IN WHICH SHARES AND WARRANT SHOULD BE ISSUED:  ____________________________________________________

AMOUNT INVESTED TO BE SENT VIA:     ☐  Check (enclosed)       ☐    Wire

Address Information
For individual subscribers this address should be the Subscriber’s primary legal residence.  For entities other than individual subscribers, please provide address information for the entities primary place of business.  Information regarding a joint subscriber should be included in the column at right.

_________________________________ Legal Address	_________________________________ Legal Address
_________________________________ City, State, and Zip Code	_________________________________ City, State, and Zip Code

Alternate Address Information
Subscribers who wish to receive correspondence at an address other than the address listed above should complete the Alternate Address section on the following page.

_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #
AGREED AND SUBSCRIBED This __ day of ______________________, 2012 By: _________________________________ Name: _________________________________ Title (if any): _________________________________
AGREED AND SUBSCRIBED
SIGNATURE OF JOINT SUBSCRIBER (if any)

This __ day of ______________________, 2012

By:                   _________________________________
Name:              _________________________________
Title (if any):  _________________________________

_____________________________________________ Subscriber Name (Typed or Printed)	_____________________________________________ Additional Subscriber Name (Typed or Printed)

ACCEPTED: NUVEL HOLDINGS, INC. By: _________________________________ Name: Jay Elliot Title: Chief Executive Officer Date of Acceptance: _______________________

Alternate Address Information (if applicable)

_________________________________ Alternate Address for Correspondence	_________________________________ Alternate Address for Correspondence
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Telephone	_________________________________ Telephone
_________________________________ Facsimile	_________________________________ Facsimile
_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #

CERTIFICATE OF SIGNATORY

(To be completed if the Shares are
being subscribed for by an entity)

                      I, _________________________________, am the___________________________ of _____________________________________________ (the “Entity”).

           I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

           IN WITNESS WHEREOF, I have set my hand this ____ day of ______________, 2012.

                                                                           ____________________________________
                                                                                                         (Signature)

Schedule 3(j)

Capitalization

Schedule 3(j)

EXHIBIT A

DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A PREFERRED STOCK
OF
NUVEL HOLDINGS, INC.

[Reference is made to Exhibit 3.1 to the Company’s Current Report on Form 8-K, dated August 17, 2012]

A - 1

EXHIBIT B

FORM OF WARRANT

NUVEL HOLDINGS, INC.

[[Reference is made to Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated August 17, 2012]

B - 1

EXHIBIT C

INVESTOR QUESTIONNAIRE

NUVEL HOLDINGS, INC.

Confidential Subscriber Questionnaire

To:           Nuvel Holdings, Inc. (f/k/a Harmony Metals, Inc.)

I.           The Subscriber represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY AND/OR THE PLACEMENT AGENT TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY.  The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A _____
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Subscriber’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____	The undersigned is a director or executive officer of the Company which is issuing and selling the Secured Convertible Promissory Notes (“Notes”).

Category D _____
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

__________________________________________________
__________________________________________________
                                               (describe entity)

Category E _____	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

__________________________________________________
__________________________________________________
                                               (describe entity)

Category F _____
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.

__________________________________________________
__________________________________________________
                                               (describe entity)

Category G _____
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H _____
The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

__________________________________________________
__________________________________________________
                                               (describe entity)

Category I _____	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse):  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

II.           SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)           For all Subscribers, please list types of prior investments:

(d)           For all Subscribers, please state whether you have you participated in other private placements before:

                                YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies

Frequently	_______________	_____________
Occasionally	_______________	_____________
Never	_______________	_____________

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                                YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                                YES_______                                           NO_______

(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                                YES_______                                           NO_______

(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to subscribe?

                                YES_______                                           NO_______

(j)           For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                                YES_______                                           NO_______

III.           MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

           *  If Notes are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.       FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:

_________________________________________________________
_________________________________________________________
_________________________________________________________

*  If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

_____________________________________
Name of FINRA Member Firm

By: __________________________________
           Authorized Officer

Date: _________________________________

V.           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI.          In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII.        The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII.       The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change.  The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

IX.          In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

1.           Payment Information

(a)    Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

_______________________________________

_______________________________________

_______________________________________

_______________________________________

(b)    Subscriber’s wiring instructions at the Wiring Bank:

_______________________________________

_______________________________________

_______________________________________

(c)     Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_____ Yes                      ______ No

(d)    Is Subscriber a customer of the Wiring Bank?

_____ Yes                      ______ No

_______________________
*   As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are:  Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

2.       Additional Information

           For Individual Investors:

____      A government issued form of picture identification (e.g., passport or drivers license).

____      Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

           For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____
A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____
If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____
If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.       ADDITIONAL INFORMATION.

           A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES.  ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.      INFORMATION VERIFICATION CONSENT.

           BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE PLACEMENT AGENT PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

FOR INTERNAL USE ONLY Reviewed by Placement Agent: ☐ Yes ☐ No Date Reviewed: _____________________________________ Review Conducted by: ________________________________ (Print Name)